Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report on Form 10-Q of Coinmach Service Corp. (the ”Company”) for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the ”Report”), and pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, I, Stephen R. Kerrigan, Chief Executive Officer of the Company, hereby certify that based on my knowledge:
     1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

Date: February 5, 2007	/s/ Stephen R. Kerrigan
Stephen R. Kerrigan
Chief Executive Officer Coinmach Service Corp.